UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549



                            FORM 8-K



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported) March 15, 1996





 NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
   NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL 1994-A OWNER TRUST, NAVISTAR FINANCIAL 1994-B OWNER TRUST,
             NAVISTAR FINANCIAL 1994-C OWNER TRUST,
            NAVISTAR FINANCIAL 1995-A OWNER TRUST AND
              NAVISTAR FINANCIAL 1995-B OWNER TRUST
     (Exact name of Registrant as specified in its charter)



                            Delaware
         (State or other jurisdiction of incorporation)



            1-4146-1                         51-0337491
      (Commission File Number)     (I.R.S. Employer Identification No.)



     2850 West Golf Road Rolling Meadows, Illinois        60008
        (Address of principal executive offices)        (Zip Code)





 Registrant's telephone number including area code 847-734-4275

                                                         FORM 8-K


            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.


     On March 15 and 20, 1996, Registrant made available the
     Monthly Servicer Certificates for the Period of February
     1996 for the specified Owner Trusts, which are attached as
     Exhibit 20 hereto.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits:

          See attached Exhibit Index.




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
              on behalf of NAVISTAR FINANCIAL 1993-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-B OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-C OWNER TRUST,
                        NAVISTAR FINANCIAL 1995-A OWNER TRUST AND
                            NAVISTAR FINANCIAL 1995-B OWNER TRUST
                                                     (Registrant)







Date March 25, 1996               By:/s/ PHYLLIS E. COCHRAN
                                         Phyllis E. Cochran
                                         Vice President & Controller

                                                         FORM 8-K


                          EXHIBIT INDEX


Exhibit No.    Description

               Navistar Financial 1993-A Owner Trust

   20.1        Monthly Servicer Certificate, dated March 15, 1996


               Navistar Financial 1994-A Owner Trust

   20.2        Monthly Servicer Certificate, dated March 15, 1996


               Navistar Financial 1994-B Owner Trust

   20.3        Monthly Servicer Certificate, dated March 15, 1996


               Navistar Financial 1994-C Owner Trust

   20.4        Monthly Servicer Certificate, dated March 20, 1996


               Navistar Financial 1995-A Owner Trust

   20.5        Monthly Servicer Certificate, dated March 20, 1996


               Navistar Financial 1995-B Owner Trust

   20.6        Monthly Servicer Certificate, dated March 15, 1996